Supplement dated December 23, 2022 to the Summary Prospectuses, Prospectus and Statement of Additional Information each dated May 1, 2022, as may be revised or supplemented from time to time, for the following funds:

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

(each a “Fund” and together the “Funds”)

Effective immediately, Amber Fairbanks of Mirova US LLC (“Mirova US”) will no longer serve as a portfolio manager of the Funds. Accordingly, effective immediately, all references and corresponding disclosure related to Ms. Fairbanks is hereby deleted. Hua Cheng and Jens Peers will remain as Portfolio Managers of the Funds.